April 25, 2018 Q1 2018 Financial Results Exhibit 99.2

2P R O P R I E T A R Y Legal Notices Forward-Looking Statements This presentation and the oral remarks made in connection herewith may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including those relating to savings from our refinancing transactions as well as our 2018 financial projections, which include net sales, net sales excluding FX, Adjusted EBITDA, interest expense, tax rate, as adjusted, free cash flow, capital expenditures, depreciation and amortization, diluted shares outstanding, cost savings, contributions from acquisitions, raw material cost increases, and related assumptions. Any forward-looking statements involve risks, uncertainties and assumptions. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, investors are cautioned not to place undue reliance on these statements. We do not have any obligation to and do not intend to update any forward-looking statements included herein, which speak only as of the date hereof. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward-looking statements contained herein or the oral remarks made in connection herewith as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control including, but not limited to, the risks and uncertainties described in "Non-GAAP Financial Measures," and "Forward-Looking Statements" as well as "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2017. Non-GAAP Financial Measures The historical financial information included in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”), including net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt. Management uses these non-GAAP financial measures in the analysis of our financial and operating performance because they assist in the evaluation of underlying trends in our business. Adjusted EBITDA consists of EBITDA adjusted for (i) non-cash items included within net income, (ii) items Axalta does not believe are indicative of ongoing operating performance or (iii) nonrecurring, unusual or infrequent items that have not occurred within the last two years or Axalta believes are not reasonably likely to recur within the next two years. We believe that making such adjustments provides investors meaningful information to understand our operating results and ability to analyze financial and business trends on a period-to-period basis. Adjusted net income shows the adjusted value of net income attributable to controlling interests after removing the items that are determined by management to be items that we do not consider indicative of our ongoing operating performance unusual or nonrecurring in nature. Our use of the terms net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt may differ from that of others in our industry. Net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered as alternatives to net sales, net income, operating income or any other performance measures derived in accordance with GAAP as measures of operating performance or operating cash flows or as measures of liquidity. Net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow, tax rate, as adjusted, and Net Debt have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for, our results as reported under GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP. Axalta does not provide a reconciliation for non-GAAP estimates for net sales excluding FX, Adjusted Net Income, EBITDA, Adjusted EBITDA, Free Cash Flow or tax rate, as adjusted, as-reported on a forward-looking basis because the information necessary to calculate a meaningful or accurate estimation of reconciling items is not available without unreasonable effort. For example, such reconciling items include the impact of foreign currency exchange gains or losses, gains or losses that are unusual or nonrecurring in nature, as well as discrete taxable events. We cannot estimate or project those items and they may have a substantial and unpredictable impact on our US GAAP results. Segment Financial Measures The primary measure of segment operating performance is Adjusted EBITDA, which is a key metric that is used by management to evaluate business performance in comparison to budgets, forecasts and prior year financial results, providing a measure that management believes reflects Axalta’s core operating performance. As we do not measure segment operating performance based on Net Income, a reconciliation of this non-GAAP financial measure with the most directly comparable financial measure calculated in accordance with GAAP is not available. Defined Terms All capitalized terms contained within this presentation have been previously defined in our filings with the United States Securities and Exchange Commission.

3P R O P R I E T A R Y Q1 2018 Highlights ▪ Q1 2018 financial results ✓ Net sales of $1,165.8 million up 15.7% YoY; M&A contribution 8.4%, FX tailwinds of 6.3% ✓ Net income (attributable to Axalta) of $69.9 million versus $64.1 million in Q1 2017 ✓ Adjusted net income of $65.4 million versus $63.1 million in Q1 2017 ✓ Adjusted EBITDA of $220.0 million versus $203.1 million in Q1 2017 ▪ End-market observations ✓ Refinish: Positive price-mix offset by lower volumes versus a notably strong Q1 2017 ✓ Industrial: Significant organic and acquisition-driven growth; ongoing positive price contribution ✓ Light Vehicle: Volume growth primarily from North America; negative pricing from selected concessions made in mid-2017 ✓ Commercial Vehicle: Volume growth from ongoing heavy duty truck strength in North America, offset partly by slightly lower average prices in most regions ✓ Continued productivity savings from complexity reduction and other sources ▪ Balance sheet & cash flow highlights ✓ Operating cash flow use of $21.0 million versus a use of $4.7 million in Q1 2017 ✓ Free cash flow use of $60.5 million versus a use of $37.0 million in Q1 2017 ✓ Refinancing transactions completed in April 2018; ~$10.0 million in expected annual cash interest savings ▪ Capital deployment update ✓ Allocated $105.1 million to M&A including an incremental interest in a prior joint venture deal ✓ Modest share repurchases in Q1; $25.0 million in April YTD repurchases

4P R O P R I E T A R Y Financial Performance Commentary Net Sales Variance $1,008 Acq. Q1 2018FXPriceQ1 2017 Volume $1,166 Net sales growth driven largely by acquisitions, currency tailwinds, and positive price-mix ▪ Acquisitions provided 8.4%, largely from Industrial including the June 2017 Wood coatings deal ▪ Strong volume growth in Industrial and Commercial Vehicle while Light Vehicle modestly improved, partially offset by a challenging Refinish comparison ▪ Refinish and Industrial continue to increase average prices; Light Vehicle average price remains lower from mid- 2017 concessions ▪ 6.3% favorable currency impact driven largely by the stronger Euro and Renminbi +0.2% +0.8% +6.3% +8.4% +15.7% Q1 Consolidated Results ($ in millions) 2018 2017 Incl. F/X Excl. F/X Performance 729 586 24.3% 17.0% Transportation 437 421 3.7% (1.3%) Net Sales 1,166 1,008 15.7% 9.4% Net Income (1) 70 64 Adjusted EBITDA 220 203 8.3% (1) Represents Net Income attributable to controlling interests Q1 % Change

5P R O P R I E T A R Y Q1 Performance Coatings Results Financial Performance Commentary Net Sales Variance $729 $586 Q1 2018Acq.FXVolumeQ1 2017 Price (0.7%) +3.3% +7.3% +24.3%+14.4% Strong net sales growth led by acquisition contribution, solid Industrial organic growth, and currency tailwinds ▪ Strong Industrial volume growth of high single digits; Refinish volumes muted versus Q1 2017 strength due to seasonal factors ▪ 14.4% growth from acquisitions ▪ Positive price contribution across both end-markets and in all regions ▪ 7.3% currency tailwind led by strong Euro and Renminbi Adjusted EBITDA margin slightly lower ▪ Margin slightly lower due to raw material inflation and lower Refinish volumes, offset by positive pricing and lower operating costs including Axalta Way Q1 ($ in millions) 2018 2017 Incl. F/X Excl. F/X Refinish 413 389 6.2% (1.2%) Industrial 316 198 59.8% 52.6% Net Sales 729 586 24.3% 17.0% Adjusted EBITDA 143 117 22.5% % margin 19.7% 19.9% % Change

6P R O P R I E T A R Y Q1 Transportation Coatings Results Financial Performance Commentary Net Sales Variance Net sales benefiting from FX and Commercial Vehicle growth ▪ Solid Commercial Vehicle growth from truck market strength; Light Vehicle volume growth ongoing in North America offset partially by flatter sales in other regions ▪ Lower average pricing in Light Vehicle reflecting earlier concessions ▪ 5.0% currency tailwind mainly from the Euro and Renminbi Adjusted EBITDA margin lower ▪ Margin impact from lower average selling prices and raw material headwinds, partially offset by reduction in operating costs and volume growth $437 $421 Q1 2018Q1 2017 Volume FXPrice Acq. +1.3% (2.6%) +5.0% +0.0% +3.7% Q1 ($ in millions) 2018 2017 Incl. F/X Excl. F/X Light Vehicle 350 340 2.8% (2.3%) Commercial Vehicle 88 81 7.6% 2.9% Net Sales 437 421 3.7% (1.3%) Adjusted EBITDA 77 86 (10.9%) % margin 17.6% 20.5% % Change

Debt and Liquidity Summary

AXALTA

Capitalization

($ in millions)	@ 3/31/2018	Maturity
Cash and Cash Equivalents	$600	
Debt:		
Revolver ($400 million capacity)	-	2021
First Lien Term Loan (USD)	1,934	2024
First Lien Term Loan (EUR)[(1)]	483	2023
Total Senior Secured Debt	**$2,418**	
Senior Unsecured Notes (USD)	491	2024
Senior Unsecured Notes (EUR)[(1)]	407	2024
Senior Unsecured Notes (EUR)[(1)]	546	2025
Capital Leases	56	
Other Borrowings	45	
Total Debt	**$3,961**	
Total Net Debt[(2)]	**$3,361**	
LTM Adjusted EBITDA	$902	
Total Net Leverage [(3)]	**3.7x**	

(1) Assumes exchange rate of $1.231 USD/Euro
(2) Total Net Debt = Total Debt minus Cash and Cash Equivalents
(3) Total Net Leverage = Total Net Debt / LTM Adjusted EBITDA

Comments

- **Seasonal uptick in leverage ratio due to**
  - ✓ Cash use in Q1 2018 driven by working capital and acquisitions
  - ✓ Higher Euro debt balances due to stronger Euro-Dollar FX rate

  …Partially offset by
  - ✓ Improved LTM Adjusted EBITDA
- **Refinancing transactions in April:**
  - ✓ Upsized USD Term Loan by $475 million
  - ✓ Extinguished EUR Term Loan
  - ✓ Improved spread by 25 basis points
  - ✓ Executed EUR currency interest swaps for upsized portion to maintain EUR mix and fix EUR interest rate at ~1.95%, providing incremental savings
  - ✓ Extended EUR portion maturities by over one year

PROPRIETARY 7 AXALTA COATING SYSTEMS

Full Year 2018 Guidance

($ millions)	Feb. Guide	2018E
Net Sales	~8-9%	~9-10%
Net Sales, ex FX	~6-7%	~6-7%
Adjusted EBITDA	$940-980	$950-980
Interest Expense	~$165	~$165
Tax Rate, As Adjusted	19-21%	19-21%
Free Cash Flow Cash flow from operations less capex	$420-460	$420-460
Capex	~$160	~$160
D&A	~$365	~$370
Diluted Shares (millions)	~249	~247

Comments

- Full year guidance has been revised to reflect stronger FX benefit, updated profit outlook and modest other adjustments
- Net sales growth includes incremental M&A contribution of ~3% from completed transactions
- Adjusted EBITDA growth driven by volume, price, acquisition contribution, and net productivity versus 2017
- 2018 tax rate, as adjusted, benefits slightly from U.S. Tax Reform versus 2017
- Free cash flow growth primarily from Adjusted EBITDA growth, offset partly by capex, severance costs, and FX-driven factors versus 2017
- Capex predominately for growth and high-IRR productivity projects

PROPRIETARY 8 AXALTA COATING SYSTEMS

Appendix

10P R O P R I E T A R Y Full Year 2018 Assumptions ▪ Global GDP growth of approximately 3.4% ▪ Global industrial production growth of approximately 3.7% ▪ Global auto build growth of approximately ~2% ▪ Higher crude oil prices and supply constrictions on key pigments, monomers, and resins due to environmental policies in China impacts our raw material pricing Currency 2017 % Axalta Net Sales 2017 Average Rate 2018 Average Rate Assumption USD % Impact of F/X Rate Change US$ per Euro ~28% 1.13 1.22 8.2% Chinese Yuan per US$ ~12% 6.76 6.46 4.5% Mexican Peso per US$ ~5% 18.92 19.01 (0.5%) Brazilian Real per US$ ~3% 3.19 3.42 (6.6%) US$ per British Pound ~2% 1.29 1.40 8.5% Russian Ruble per US$ ~1% 58.32 56.97 2.4% Turkish Lira per US$ ~1% 3.65 3.88 (6.0%) Other ~48% N/A N/A 0.4% Currency AssumptionsMacroeconomic Assumptions

PROPRIETARY 11 Adjusted EBITDA Reconciliation Note: Numbers might not foot due to rounding.

PROPRIETARY 12 Adjusted EBITDA Reconciliation (cont’d) A. During 2017, we refinanced our indebtedness, resulting in losses of $13 million. In addition, during 2017, we prepaid outstanding principal on our term loans, resulting in non-cash extinguishment losses of $1 million. We do not consider these items to be indicative of our ongoing operative performance. B. Eliminates foreign exchange gains and losses resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. Exchange effects included the remeasurement of our Venezuelan subsidiary prior to deconsolidation in 2017. C. Eliminates the non-cash, non-service components of long-term employee benefit costs. D. Represents expenses and associated adjustments to estimates related to employee termination benefits and other employee-related costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance E. Represents expenses and associated adjustments to estimates for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. F. Represents integration costs and associated adjustments to estimates related to the 2017 acquisition of the Industrial Wood business that was a carve-out business from Valspar. We do not consider these items to be indicative of our ongoing operating performance. G. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, which are not considered indicative of our ongoing operating performance. H. Represents non-cash costs associated with stock-based compensation. I. Represents certain non-operational or non-cash gains and losses unrelated to our core business and which we do not consider indicative of ongoing operations, including indemnity gains and losses associated with the acquisition of DuPont Performance Coatings, gains and losses from the sale and disposal of property, plant and equipment, from the remaining foreign currency derivative instruments and from non-cash fair value inventory adjustments associated with business combinations. J. Represents the payment of dividends to our joint venture partners by our consolidated entities that are not 100% owned, which are reflected to show cash operating performance of these entities on Axalta’s financial statements. K. During 2017, we recorded a loss in conjunction with the deconsolidation of our Venezuelan subsidiary of $71 million as well as non-cash impairment charges related to certain manufacturing facilities previously announced for closure of $8 million. We do not consider these to be indicative of our ongoing operating performance

PROPRIETARY 13 Adjusted Net Income Reconciliation Note: Numbers might not foot due to rounding.

PROPRIETARY 14 Adjusted Net Income Reconciliation (cont’d) A. Eliminates foreign exchange gains resulting from the remeasurement of assets and liabilities denominated in foreign currencies, net of impacts of our foreign currency instruments used to hedge our balance sheet exposures. B. Represents expenses and associated changes to estimates primarily related to employee termination benefits and other employee-related costs associated with our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. C. Represents expenses and associated adjustments to estimates for professional services primarily related to our Axalta Way initiatives, which are not considered indicative of our ongoing operating performance. D. Represents integration costs and associated adjustments to estimates related to the 2017 acquisition of the Industrial Wood business that was a carve-out business from Valspar. We do not consider these items to be indicative of our ongoing operating performance. E. Represents acquisition-related expenses, including changes in the fair value of contingent consideration, which are not considered indicative of our ongoing operating performance. F. Represents accelerated depreciation associated with previously announced closure of certain manufacturing facilities, which are not considered indicative of our ongoing operating performance. G. The income tax impacts are determined using the applicable rates in the taxing jurisdictions in which expense or income occurred and includes both current and deferred income tax expense (benefit) based on the nature of the non-GAAP performance measure.

Thank you Investor Relations Contact: Chris Mecray Christopher.Mecray@axaltacs.com 215-255-7970